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                        AMERICAN INDEPENDENCE FUNDS TRUST
                   THE INTERNATIONAL MULTI-MANAGER STOCK FUND
                                MONEY MARKET FUND

                        Supplement dated October 8, 2004
                     to the Prospectus dated March 1, 2004,

         THIS SUPPLEMENT IS PROVIDED TO UPDATE, AND SHOULD BE READ IN CONJUNCTION WITH, THE INFORMATION PROVIDED IN THE PROSPECTUS.

         On page 7, the last sentence of the second paragraph in the Principal Strategies section is hereby deleted and replaced with the following:

         The Manager currently allocates the assets of the Portfolio, generally on an equal basis, among four investment advisers.

On page 29, the 2nd and 4th paragraphs under the Principal Investment Strategies section are hereby deleted and replaced with the following:

         The Manager currently allocates the Fund's assets, generally on an equal basis, among four investment advisers:

         Causeway Capital Management LLC
         Lazard Asset Management LLC
         Templeton Investment Counsel, LLC
         The Boston Company Asset Management, LLC ("Boston Company")

         Boston Company has recently been selected as a sub-adviser to the Fund, and as such, the Manager intends to gradually increase the portion of Fund assets under Boston Company's management to approximate that of the other sub-advisers.


         On page 23, the Money Market Fund's Principal Investment Strategy and Concentration Risk sections are hereby revised and replaced with the following:


         The Fund invests more than 25% of its total assets in obligations issued by financial services companies. However, for temporary defensive purposes during periods when the Adviser believes that maintaining this concentration may be inconsistent with the best interest of shareholders, the Fund will not maintain this concentration. The Fund's policy of concentration in financial services companies increases the Fund's exposure to market conditions affecting those companies.

         The Fund's policy of concentrating in financial services companies could increase its exposure to economic or regulatory developments relating to or affecting those companies.



          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.